                              AMENDMENT NO. 4 TO
                                  SCHEDULE A
                          TO DELAWARE GROUP OF FUNDS*
                           FUND ACCOUNTING AGREEMENT


Delaware Group Cash Reserve, Inc.

Delaware Group Equity Funds II, Inc.
               Decatur Income Fund
               Decatur Total Return Fund
               Blue Chip Fund (New)
               Quantum Fund (New)

Delaware Group Equity Funds I, Inc.
               Delaware Fund
               Devon Fund

Delaware Group Tax-Free Money Fund, Inc.

Delaware Group Tax-Free Fund, Inc.
               Tax-Free USA Fund
               Tax-Free Insured Fund
               Tax-Free USA Intermediate Fund

Delaware Group Limited-Term Government Funds, Inc.
               Limited-Term Government Fund
               U.S. Government Money Fund

Delaware Group Trend Fund, Inc.

Delaware Group Income Funds, Inc.
               Delchester Fund
               Strategic Income Fund
               High-Yield Opportunities Fund (New)



-------------------------
     *Except as otherwise noted, all Portfolios included on this Schedule A are Existing Portfolios for purposes of the compensation described on Schedule B to that Fund Accounting Agreement between Delaware Service Company, Inc. and the Delaware Group of Funds dated as of August 19, 1996 ("Agreement"). All portfolios added to this Schedule A by amendment executed by a Company on behalf of such Portfolio hereof shall be a New Portfolio for purposes of Schedule B to the Agreement.
DMC Tax-Free Income Trust - Pennsylvania

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

Delaware Group Equity Funds V, Inc.
               Value Fund
               Retirement Income Fund

Delaware Group Global & International Funds, Inc.
               International Equity Fund
               Global Bond Fund
               Global Assets Fund
               Emerging Markets Fund

Delaware Group Equity Funds IV, Inc.
               DelCap Fund
               Capital Appreciation Fund

Delaware Pooled Trust, Inc.
               The Defensive Equity Portfolio
               The Aggressive Growth Portfolio
               The International Equity Portfolio
               The Defensive Equity Small/Mid-Cap Portfolio
               The Defensive Equity Utility Portfolio
               The Labor Select International Equity Portfolio
               The Real Estate Investment Trust Portfolio
               The Fixed Income Portfolio
               The Limited-Term Maturity Portfolio
               The Global Fixed Income Portfolio
               The International Fixed Income Portfolio
               The High-Yield Bond Portfolio

Delaware Group Premium Fund, Inc.
               Equity/Income Series
               High Yield Series
               Capital Reserves Series
               Money Market Series
               Growth Series
               Multiple Strategy Series
               International Equity Series
               Value Series
               Emerging Growth Series
               Global Bond Series

Delaware Group Government Fund, Inc.

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

Delaware Group Adviser Funds, Inc.
               Enterprise Fund
               U.S. Growth Fund
               World Growth Fund
               New Pacific Fund
               Federal Bond Fund
               Corporate Income Fund


Dated as of: FEBRUARY 24, 1997
            -------------------

DELAWARE SERVICE COMPANY, INC.


By:  /s/ David K. Downes
   ----------------------------------------
        David K. Downes
        Senior Vice President/Chief
        Administrative Officer/Chief
        Financial Officer
                              DELAWARE GROUP CASH RESERVE, INC.
                              DELAWARE GROUP EQUITY FUNDS II, INC.
                              DELAWARE GROUP EQUITY FUNDS I, INC.
                              DELAWARE GROUP TAX-FREE FUND, INC.
                              DELAWARE GROUP TAX-FREE MONEY FUND, INC.
                              DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, INC. DELAWARE GROUP TREND FUND, INC.
                              DELAWARE GROUP INCOME FUNDS, INC.
                              DMC TAX-FREE INCOME TRUST - PENNSYLVANIA
                              DELAWARE GROUP EQUITY FUNDS V, INC.
                              DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC. DELAWARE GROUP EQUITY FUNDS IV, INC.
                              DELAWARE GROUP PREMIUM FUND, INC.
                              DELAWARE GROUP GOVERNMENT FUND, INC.
                              DELAWARE GROUP ADVISER FUNDS, INC.


                                By:  /s/ Wayne A. Stork
                                   ---------------------------------------
                                             Wayne A. Stork
                                             Chairman, President and
                                             Chief Executive Officer


                                DELAWARE POOLED TRUST, INC.


                                By:  /s/ Wayne A. Stork
                                 ---------------------------------------------
                                            Wayne A. Stork
                                            Chairman

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